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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 13, 1999, except for footnote No. 15(a) which is dated October 5, 1999 and 15(b) which is dated October 15, 1999, relating to the financial statements which appear in Form S-1 (file No. 333-84177) filed November 17, 1999 of Edison Schools Inc.




                                                  /s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Melville, NY
March 16, 2000